SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is February 15, 2018.

MFS® Investors Trust Series
Initial Class & Service Class Shares

Effective May 1, 2018, the section entitled "Portfolio Manager(s)" beneath the main heading entitled "Summary of Key Information" is replaced in its entirety as follows:
Portfolio Manager	Since	Title
Kevin Beatty	2004	Chief Investment Officer-Global Equity of MFS
Alison O'Neill Mackey	May 2018	Investment Officer of MFS
Ted Maloney	2012	Investment Officer of MFS

Effective May 1, 2018, the section entitled "Portfolio Manager(s)" beneath the main heading entitled "Management of the Fund" is replaced in its entirety as follows:
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI.

Portfolio Manager	Primary Role	Five Year History
Kevin Beatty	Portfolio Manager	Employed in the investment area of MFS since 2002
Alison O'Neill Mackey	Portfolio Manager	Employed in the investment area of MFS since 2005
Ted Maloney	Portfolio Manager	Employed in the investment area of MFS since 2005

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